UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2009

DIEDRICH COFFEE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21203 (Commission File Number)	33-0086628 (IRS Employer Identification No.)

28 Executive Park, Suite 200

Irvine, California 92614

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

On January 23, 2009, the Company obtained an amended and restated commitment letter (the “Amended Commitment Letter”) from Sequoia and Vessel Partners, L.P., which is a limited partnership whose general partner also serves as the chairman of the Board of Directors of the Company (collectively, the “Lenders”). The Amended Commitment Letter amends the commitment letter obtained from the Lenders on November 10, 2008 to extend the date by which the Lenders are required to enter into a $5,000,000 commitment letter or note agreement with the Company, from November 30, 2008 to March 31, 2009.

The foregoing description of the Amended Commitment Letter are qualified in its entirety by reference to the full text of such documents, which are included herewith as Exhibits 10.1 and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2009, Diedrich Coffee, Inc. (the “Company”) issued a press release announcing its financial results for its second fiscal quarter ended December 10, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the exhibit attached hereto as Exhibit 99.1 and incorporated by reference herein shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

On January 29, 2009, Diedrich Coffee, Inc. issued a press release announcing the appointment of Anthony A. Barr as Vice President of its Gloria Jean’s Franchise Operations. The press release announcing Mr. Barr’s appointment is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Commitment Letter, dated January 23, 2009, by Sequoia Enterprises, L.P. and Vessel Partners, L.P.

99.1	Press Release dated January 26, 2009, furnished herewith

99.2	Press Release dated January 29, 2009, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2009

DIEDRICH COFFEE, INC.

By:	/S/ SEAN M. MCCARTHY
Sean M. McCarthy Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Commitment Letter, dated January 23, 2009, by Sequoia Enterprises, L.P. and Vessel Partners, L.P.

99.1	Press Release (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Press Release (furnished pursuant to Item 8.01 of Form 8-K)